Exhibit 24

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, David A. Dedman, Matthew C. Dow and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation Salaried Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Bargaining Employees, Lockheed Martin Corporation Hourly Employee Savings Plan Plus, Lockheed Martin Corporation Operations Support Savings Plan, Lockheed Martin Corporation Retirement Savings Plan for Salaried Employees, Lockheed Martin Corporation Supplemental Savings Plan and Sandia Corporation Savings and Income Plan, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Marillyn A. Hewson
MARILLYN A. HEWSON Chief Executive Officer, President and Director

February 27, 2013

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, David A. Dedman, Matthew C. Dow and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation Salaried Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Bargaining Employees, Lockheed Martin Corporation Hourly Employee Savings Plan Plus, Lockheed Martin Corporation Operations Support Savings Plan, Lockheed Martin Corporation Retirement Savings Plan for Salaried Employees, Lockheed Martin Corporation Supplemental Savings Plan and Sandia Corporation Savings and Income Plan, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Bruce L. Tanner
BRUCE L. TANNER Executive Vice President and Chief Financial Officer

February 27, 2013

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, David A. Dedman, Matthew C. Dow and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation Salaried Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Bargaining Employees, Lockheed Martin Corporation Hourly Employee Savings Plan Plus, Lockheed Martin Corporation Operations Support Savings Plan, Lockheed Martin Corporation Retirement Savings Plan for Salaried Employees, Lockheed Martin Corporation Supplemental Savings Plan and Sandia Corporation Savings and Income Plan, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Christopher J. Gregoire
CHRISTOPHER J. GREGOIRE Vice President and Controller (Chief Accounting Officer)

February 27, 2013

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, David A. Dedman, Matthew C. Dow and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation Salaried Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Bargaining Employees, Lockheed Martin Corporation Hourly Employee Savings Plan Plus, Lockheed Martin Corporation Operations Support Savings Plan, Lockheed Martin Corporation Retirement Savings Plan for Salaried Employees, Lockheed Martin Corporation Supplemental Savings Plan and Sandia Corporation Savings and Income Plan, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Nolan D. Archibald
NOLAN D. ARCHIBALD Director

February 27, 2013

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, David A. Dedman, Matthew C. Dow and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation Salaried Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Bargaining Employees, Lockheed Martin Corporation Hourly Employee Savings Plan Plus, Lockheed Martin Corporation Operations Support Savings Plan, Lockheed Martin Corporation Retirement Savings Plan for Salaried Employees, Lockheed Martin Corporation Supplemental Savings Plan and Sandia Corporation Savings and Income Plan, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Rosalind G. Brewer
ROSALIND G. BREWER Director

February 27, 2013

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, David A. Dedman, Matthew C. Dow and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation Salaried Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Bargaining Employees, Lockheed Martin Corporation Hourly Employee Savings Plan Plus, Lockheed Martin Corporation Operations Support Savings Plan, Lockheed Martin Corporation Retirement Savings Plan for Salaried Employees, Lockheed Martin Corporation Supplemental Savings Plan and Sandia Corporation Savings and Income Plan, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ David B. Burritt
DAVID B. BURRITT Director

February 27, 2013

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, David A. Dedman, Matthew C. Dow and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation Salaried Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Bargaining Employees, Lockheed Martin Corporation Hourly Employee Savings Plan Plus, Lockheed Martin Corporation Operations Support Savings Plan, Lockheed Martin Corporation Retirement Savings Plan for Salaried Employees, Lockheed Martin Corporation Supplemental Savings Plan and Sandia Corporation Savings and Income Plan, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ James O. Ellis, Jr.
JAMES O. ELLIS, JR. Director

February 27, 2013

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, David A. Dedman, Matthew C. Dow and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation Salaried Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Bargaining Employees, Lockheed Martin Corporation Hourly Employee Savings Plan Plus, Lockheed Martin Corporation Operations Support Savings Plan, Lockheed Martin Corporation Retirement Savings Plan for Salaried Employees, Lockheed Martin Corporation Supplemental Savings Plan and Sandia Corporation Savings and Income Plan, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Thomas J. Falk
THOMAS J. FALK Director

February 27, 2013

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, David A. Dedman, Matthew C. Dow and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation Salaried Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Bargaining Employees, Lockheed Martin Corporation Hourly Employee Savings Plan Plus, Lockheed Martin Corporation Operations Support Savings Plan, Lockheed Martin Corporation Retirement Savings Plan for Salaried Employees, Lockheed Martin Corporation Supplemental Savings Plan and Sandia Corporation Savings and Income Plan, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Gwendolyn S. King
GWENDOLYN S. KING Director

February 27, 2013

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, David A. Dedman, Matthew C. Dow and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation Salaried Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Bargaining Employees, Lockheed Martin Corporation Hourly Employee Savings Plan Plus, Lockheed Martin Corporation Operations Support Savings Plan, Lockheed Martin Corporation Retirement Savings Plan for Salaried Employees, Lockheed Martin Corporation Supplemental Savings Plan and Sandia Corporation Savings and Income Plan, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ James M. Loy
JAMES M. LOY Director

February 27, 2013

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, David A. Dedman, Matthew C. Dow and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation Salaried Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Bargaining Employees, Lockheed Martin Corporation Hourly Employee Savings Plan Plus, Lockheed Martin Corporation Operations Support Savings Plan, Lockheed Martin Corporation Retirement Savings Plan for Salaried Employees, Lockheed Martin Corporation Supplemental Savings Plan and Sandia Corporation Savings and Income Plan, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Douglas H. McCorkindale
DOUGLAS H. McCORKINDALE Director

February 27, 2013

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, David A. Dedman, Matthew C. Dow and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation Salaried Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Bargaining Employees, Lockheed Martin Corporation Hourly Employee Savings Plan Plus, Lockheed Martin Corporation Operations Support Savings Plan, Lockheed Martin Corporation Retirement Savings Plan for Salaried Employees, Lockheed Martin Corporation Supplemental Savings Plan and Sandia Corporation Savings and Income Plan, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Joseph W. Ralston
JOSEPH W. RALSTON Director

February 27, 2013

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, David A. Dedman, Matthew C. Dow and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation Salaried Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Bargaining Employees, Lockheed Martin Corporation Hourly Employee Savings Plan Plus, Lockheed Martin Corporation Operations Support Savings Plan, Lockheed Martin Corporation Retirement Savings Plan for Salaried Employees, Lockheed Martin Corporation Supplemental Savings Plan and Sandia Corporation Savings and Income Plan, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Anne Stevens
ANNE STEVENS Director

February 27, 2013

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, David A. Dedman, Matthew C. Dow and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation Salaried Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Bargaining Employees, Lockheed Martin Corporation Hourly Employee Savings Plan Plus, Lockheed Martin Corporation Operations Support Savings Plan, Lockheed Martin Corporation Retirement Savings Plan for Salaried Employees, Lockheed Martin Corporation Supplemental Savings Plan and Sandia Corporation Savings and Income Plan, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Robert J. Stevens
ROBERT J. STEVENS Executive Chairman and Director

February 27, 2013